Exhibit 32
Certifications of Principal Executive and Principal Financial Officers
Pursuant to 18 U.S.C. 1350

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of A. Schulman, Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:
(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TERRY L. HAINES
Terry L. Haines
President and Chief Executive Officer of
A. Schulman, Inc.

January 9, 2006

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of A. Schulman, Inc. (the “Company”) on Form 10-Q for the period ending November 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company does hereby certify that:
(a)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R.A. STEFANKO
Robert A. Stefanko Executive Vice President — Finance and
Administration, and Chief Financial Officer of
A. Schulman, Inc.

January 9, 2006